SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              VANGUARD INDEX FUNDS
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


STATE OF DELAWARE                                            SEE BELOW
-------------------------                           ---------------------------
(STATE OF INCORPORATION OF ORGANIZATION)       (IRS EMPLOYER IDENTIFICATION NO.)

C/O         VANGUARD INDEX FUNDS
            P.O. BOX 2600
            VALLEY FORGE, PA                       19482
                                                   (ZIP CODE)
--------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


     Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be          Exchange                I.R.S. Employer
registered:                                                Identification Number
Vanguard Mid-Cap Growth ETF Shares American Stock Exchange 20-5062816
Vanguard Mid-Cap Value ETF Shares  American Stock Exchange 20-5062885

 If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

 If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

   Securities Act registration statement file number to which this form relates: 2-56846

   Securities to be registered pursuant to Section 12(g) of the Act:  None

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

 Reference is made to the Registrant's Post-Effective Amendments Nos. 101 and 103 to the Registration Statement on Form N-1A (Securities Act File Number 2-56846 and Investment Company Act File Number 811-02652, respectively (collectively, the "Registration Statement")), which are incorporated herein by reference.

ITEM 2. EXHIBITS

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement.

2. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities is filed herewith.

                                    SIGNATURE

 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                            VANGUARD INDEX FUNDS


DATE: August 17, 2006                                   By: /s/ Heidi Stam
                                                            --------------
                                                            Heidi Stam
                                                            Secretary